UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024

Bowhead Specialty Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42111	87-1433334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
452 Fifth Avenue New York, New York 10018
(Address of principal executive offices)
(212) 970-0269
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.
Item 8.01     Other Events.
On December 20, 2024, the Board of Directors (the "Board") of Bowhead Specialty Holdings Inc. (the "Company") determined that the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), which will be the Company’s first annual meeting of stockholders as a public company, will be held on Thursday, May 1, 2025. The time, location or other means of holding the 2025 Annual Meeting, and the record date for the determination of stockholders of the Company entitled to receive notice of and vote at the 2025 Annual Meeting, will be later determined by the Board and will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).
Pursuant to the Company’s Bylaws (the “Bylaws”), stockholders intending to submit notice of (i) any business (other than director nominations) to be included in the Company's proxy materials for the 2025 Annual Meeting pursuant to the Bylaws or (ii) director nominations to be included in the Company’s proxy materials for the 2025 Annual Meeting pursuant to the Bylaws, must deliver such notice to the principal executive offices of the Company, addressed to its Secretary, not later than the close of business on February 7, 2025, and not earlier than the close of business on January 10, 2025. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable. In accordance with our Bylaws, stockholder proposals and nominations should be sent to Bowhead Specialty Holdings Inc., 452 Fifth Avenue, 24th Floor, New York, NY 10018, Attention: Secretary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 20, 2024

By:	/s/ H. Matthew Crusey
Name:	H. Matthew Crusey
Title:	Secretary and General Counsel